BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Separate Account Eleven for Variable Annuities

Supplement dated October 2, 2023 to the Prospectuses for the variable annuity contracts listed below

This supplement describes a change to the variable annuity contracts listed below issued by Brighthouse Life Insurance Company (“we” or “us”). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of your prospectus, write to us at Brighthouse Life Insurance Company, P.O. Box 4301, Clinton, IA 52733-4301, call us at (888) 243-1932 or access the Securities and Exchange Commission’s website at http://sec.gov. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Annuity Service Center Contact Information Change

Effective October 16, 2023, the contact information for the Annuity Service Center for various Contract transactions will change. Please use the contact information listed below.

Death Claims	Brighthouse Life Insurance Company P.O. Box 4330 Clinton, IA 52733-4330 Fax: 877-245-8163

Annuity Payments/Income • Requests to receive regular income payments (referred to as Annuity Payments)	Brighthouse Life Insurance Company P.O. Box 4365 Clinton, IA 52733-4365 Telephone: 800-882-1292 Fax: 877-246-8424

• Death Claims for Contracts receiving Annuity Payments	Brighthouse Life Insurance Company P.O. Box 4364 Clinton, IA 52733-4364 Telephone: 800-882-1292 Fax: 877-245-8163

• General requests and elections for Contracts receiving Annuity Payments	Brighthouse Life Insurance Company P.O. Box 4363 Clinton, IA 52733-4363 Telephone: 800-882-1292 Fax: 877-246-8424

All other requests and elections, including subsequent Purchase Payments, and general inquiries	Brighthouse Life Insurance Company P.O. Box 4301 Clinton, IA 52733-4301 Telephone: 888-243-1932 Fax: 877-246-8424

C2 (withhost VA SA 11_PRO)

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on December 15, 2023. After this date, requests and elections, (including payments) sent to an address other than the ones provided above, may be returned or there may be a delay in processing requests or applying payments.

This change does not affect any of your contractual provisions. All rights and benefits you have with your contract remain the same.

If you own any of the below listed products AND any of the following apply to your Contract:

(1)	You purchased a Guaranteed Minimum Accumulation Benefit (GMAB) rider with your contract,

(2)	Your contract currently has or had an active loan initiated any time on or before April 10, 2011, or

(3)	As the designated beneficiary on the contract, you elected, on or after April 10, 2011, to continue the contract in your own name after the death of the original owner or annuitant,

the aforementioned change of contact information does NOT apply to you. Please refer to your Prospectus for the contact information that does apply to you.

Supplement to the prospectus for the following variable annuity contracts:

Brighthouse Separate Account Eleven for Variable Annuities

Portfolio Architect	Premier Advisers II
Portfolio Architect II	Premier Advisers III
Portfolio Architect L	Premier Advisers III – Series II
Portfolio Architect 3	PrimElite
Portfolio Architect Access	PrimElite II
Portfolio Architect Plus	Vintage
Portfolio Architect Select	Vintage 3
Portfolio Architect XTRA	Vintage II
Premier Advisers III	Vintage II – Series II
Premier Advisers L	Vintage L
Premier Advisers L – Series II	Vintage Access
Premier Advisers – Asset Manager	Vintage XTRA
Premier Advisers – Class I	Vintage XTRA – Series II
Premier Advisers – Class II

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE